EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First National Community Bancorp, Inc. (the “Company”) for the period ended June 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, William Lance, Principal Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:	August 2, 2006	By:	/s/ William Lance
William Lance, Treasurer
Principal Financial Officer and
Principal Accounting Officer